UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2013

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MVB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

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WV	000-50567	20-0034461
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

301 Virginia Avenue, Fairmont, WV 26554-2777
(Address of Principal Executive Offices) (Zip Code)

304-363-4800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 21, 2013, MVB Financial Corp. held its 15th Annual Meeting of Shareholders.

The Proxy Committee certified that 1,914,923 or 56.31% of the 3,400,505 outstanding voting shares of MVB Financial Corp were represented in person or by proxy and that in accordance with the Bylaws, a quorum was present.

The results of the proxy voting rounded to the nearest number of whole shares are as follows:

Proposal 1: “To elect five directors for a three-year term (ending at the Company’s annual meeting in 2016), one director for a one-year term (ending at the annual meeting in 2014) and two directors for a two-year term (ending at the annual meeting in 2015).”

The following votes were cast in the proposal regarding Director Nominees:

	FOR	AGAINST or WITHHELD	Broker Non- Votes
David B. Alvarez ( 2 years)	1,707,880	34,491	172,552
James J. Cava, Jr. ( 1 year)	1,666,312	76,059	172,552
John W. Ebert (2 years)	1,710,362	32,009	172,552
H. Edward Dean, III (3 years)	1,734,110	8,261	172,552
James R. Martin (3 years)	1,612,978	129,393	172,552
J. Christopher Pallotta (3 years)	1,610,055	132,316	172,552
Roger J. Turner (3 years)	1,681,392	60,980	172,552
Samuel J. Warash (3 years)	1,563,682	178,690	172,552

Proposal 2: “To approve a non-binding advisory proposal on the compensation of the Named Executive Officers.”

The following votes were cast:

FOR	AGAINST or WITHHELD	ABSTAIN	Broker Non- Votes
1,702,189	20,298	19,883	172,552

Proposal 3: “To approve a non-binding advisory vote on whether an advisory vote on executive compensation should be held every 7

,

The following votes were cast regarding the frequency of shareholder advisory votes:

Every year:	1,213,315
Every two years:	105,810
Every three years:	381,251
Number of abstentions:	41,994
Number of broker non-votes:	172,552

Proposal 4: “To approve the MVB Financial Corp 2013 Stock Incentive Plan.”

The following votes were cast:

FOR	AGAINST or WITHHELD	ABSTAIN	Broker Non- Votes
1,712,201	24,478	5,692	172,552

Proposal 5: “To approve an amendment to the MVB Financial Corp Articles of Incorporation to provide for an increase from 4,000,000 to 10,000,000 the number of authorized shares of common stock.”

The following votes were cast:

FOR	AGAINST or WITHHELD	ABSTAIN	Broker Non- Votes
1,675,899	57,509	8,963	172,552

Proposal 6: “To ratify the appointment of S.R. Snodgrass, A.C. as the independent registered accounting firm for MVB for the year 2013.”

The following votes were cast:

FOR	AGAINST or WITHHELD	ABSTAIN	Broker Non- Votes
1,898,113	3,368	13,442	0

Item 8.01	Other Events.

On May 21, 2013, the Board of Directors of MVB Financial Corp declared a cash dividend of $0.07 per share to shareholders of record June 01, 2013, payable June 17, 2013.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
3.1	Articles of Amendment to Articles of Incorporation

3

EXHIBIT INDEX

Exhibit Number	Description	Exhibit Location

3.1	Amendment to Articles of Incorporation	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MVB Financial Corp
By	/s/ Eric L. Tichenor
Eric L. Tichenor Senior Vice President/ CFO

Date:  May 22, 2013